Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 11, 2015 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), and PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation (“PPPI”; Parent and PPPI, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”).

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers, Agent and Lenders have agreed to modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Borrowers set forth in Section 6 below, the Credit Agreement is amended as follows:

(a) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.14 [Intentionally Omitted]

(b) The defined terms “Available Increase Amount”, “Excess”, “Increase”, “Increase Date”, “Increase Joinder”, and “Post-Increase Revolving Lenders” set forth in Schedule 1.1 to the Credit Agreement are hereby deleted in their entirety.

(c) The defined term “Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolver Amount” means $125,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.

(d) Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule C-1 attached hereto.

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Borrowers in all respects.

5. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Agent shall have received each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Annex A;

(c) Borrower shall have paid to Agent the Amendment Fee (as defined below);

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e) No Default or Event of Default shall have occurred and be continuing.

6. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

7. Miscellaneous.

(a) Amendment Fee. In consideration of entering into this Amendment, Borrower shall pay to Agent, for the benefit of each Lender, an amendment fee equal to $50,000 (the “Amendment Fee”), which fee shall be payable, fully earned and non-refundable as of the effectiveness of this Amendment.

(b) Expenses. Borrowers agree to pay on demand all Lender Group Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.

(c) Governing Law. This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

8. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known as of the date of this Amendment, both at law and in equity, which each Loan Party, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.
a Delaware corporation

	By:	/s/ Daniel P. Gorey
	Name:	Daniel P. Gorey
	Title:	Chief Executive Officer

PROFESSIONAL POWER PRODUCTS, INC.,
an Illinois corporation

	By:	/s/ Daniel P. Gorey
	Name:	Daniel P. Gorey
	Title:	Chief Executive Officer

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Lead Arranger, as Book Runner, and as a Lender

By:	/s/ Brian Hynds
Name:	Brian Hynds
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement (the “Amendment”); (ii) consents to each Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirms that the Loan Documents to which it is a party shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

THE W GROUP, INC.
a Delaware corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

Consent and Reaffirmation

TORQUE POWER SOURCE PARTS, INC.
an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

XISYNC LLC, an Illinois limited liability company

By:	/s/ Dan Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

Consent and Reaffirmation

Schedule C-1

Commitments

Lender	Revolver Commitment Amount	Revolver Commitment Percentage
Wells Fargo Bank, National Association	$125,000,000	100%